FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1
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SETTLEMENT PERIOD: January 1997        PAYMENT DATE: 2/18/97

As of the Record Date:
Series B Invested Amount ......................................................     $100,000,000
Series B Pool Factor ..........................................................    1.00000000000

Series C Invested Amount ......................................................     $135,000,000
Series C Pool Factor ..........................................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ....................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ........................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ............................      $27,000,000

For the Settlement Period:                                                                              Per $1,000
                                                                                                        ----------
Gross Collections for the Settlement Period ...................................     $219,265,000           $750.91
Defaulted Amount for the Settlement Period ....................................          205,000              0.70
Recoveries for the Settlement Period ..........................................                0              0.00

Certificate/Fee Distributions on: 2/18/97
     Interest on the Series B Certificates ....................................      $565,191.44             $1.94
     Interest on the Series C Certificates ....................................       742,608.45              2.54
     Interest on the Subordinated Series 1995-1 Certificates ..................       182,307.43              0.62
     Principal of the Series B Certificates ...................................             0.00              0.00
     Principal of the Series C Certificates ...................................             0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates .................             0.00              0.00
     Servicing Fee ............................................................       524,518.03              1.80
                                                                                  --------------            ------
                     Total of distributions ...................................    $2,014,625.35             $6.90
                                                                                  ==============            ======

VFC activity for the January 1997 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..................   $15,000,000.00
     Principal from the Variable Funding Certificateholder ....................    19,000,000.00
     Principal to the Variable Funding Certificateholder ......................    (7,000,000.00)
                                                                                  --------------
     Ending principal of the Variable Funding Certificate .....................   $27,000,000.00
                                                                                  ==============

     Interest for the Settlement Period for the VFC ...........................       $84,067.77             $0.29
     Liquidity Fees for the Settlement Period for the VFC .....................        17,121.61              0.06
                                                                                  --------------            ------
     Total VFC Interest and Liquidity Fees for the Settlement Period ..........      $101,189.38             $0.35
                                                                                  ==============            ======

As of the end of the January 1997 Settlement Period:
Subordinated Amounts:
    Series B Certificates .....................................................      $23,456,791
    Series C Certificates .....................................................      $31,666,667
    Variable Funding Certificate  (VFC) .......................................       $6,333,333
Aggregate Subordinated Transferor Amount ......................................      $37,943,503

Cash Collateral Account balance ...............................................               $0
Collection Account balance ....................................................       $2,015,000
Excess Funding Account balance ................................................       $6,000,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending February 17th.
  -   The Series B Certificate Rate was 5.98438% for this Interest Accrual Period.
  -   The Series C Certificate Rate was 5.82438% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.43438% for this Interest Accrual Period.

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